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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
September 10, 2014 (September 10, 2014)

HOLLYFRONTIER CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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95277916.4

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2014, the Board of Directors (the “Board”) of HollyFrontier Corporation (the “Company”) appointed George J. Damiris as the Executive Vice President and Chief Operating Officer of the Company effective September 11, 2014. Mr. Damiris, 54, served as Senior Vice President, Supply and Marketing of the Company from January 2008 until his appointment as Executive Vice President and Chief Operating Officer. Mr. Damiris joined the Company in 2007 as Vice President, Corporate Development after an 18-year career with Koch Industries, where he was responsible for managing various refining, chemical, trading, and financial businesses. Mr. Damiris began his career in 1981 with British Petroleum progressing through various engineering, operations, and commercial roles.

There are no arrangements or understandings between Mr. Damiris and any other person pursuant to which he was appointed as Executive Vice President and Chief Operating Officer. Mr. Damiris does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Damiris has an interest requiring disclosure under item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure

On September 10, 2014, the Company issued a press release announcing the appointment of Mr. Damiris as Executive Vice President and Chief Operating Officer of the Company. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

In addition, on September 10, 2014, the Company issued a press release announcing that its Board authorized a $500 million share repurchase program, which replaces all existing share repurchase authorizations of which there was approximately $230 million remaining after having recently purchased approximately 1.6 million shares in the third quarter of 2014. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and incorporated herein in its entirety.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of the Company issued September 10, 2014 announcing the appointment of George J. Damiris as the Executive Vice President and Chief Operating Officer of the Company.*
99.2	Press Release of the Company issued September 10, 2014 announcing the Company’s $500 million share repurchase program.*
* Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President and Chief Financial Officer

Date:    September 10, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company issued September 10, 2014 announcing the appointment of George J. Damiris as the Executive Vice President and Chief Operating Officer of the Company.*
99.2	Press Release of the Company issued September 10, 2014 announcing the Company’s $500 million share repurchase program.*
* Furnished herewith.

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